UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 October 3, 2003
                                (Date of earliest
                                 event reported)


Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398

333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                          (a Pennsylvania limited liability company)
                          300 Exelon Way
                          Kennett Square, Pennsylvania 19348
                          (610) 765-6900

Item 5. Other Events

On October 3, 2003, Exelon Corporation (Exelon) announced that it will buy British Energy's fifty percent interest in AmerGen Energy Co. LLC. The news release is attached as Exhibit 99.

Exelon estimates that the transaction could provide about $0.10 per share of incremental earnings in 2004. The $0.10 per share accretion is based on the assumption of 50/50 equity and debt funding of the investment with the transaction closing during the first quarter. The current 2004 operating earnings guidance range of $5.15 and $5.45 per share does not include earnings accretion related to this transaction. Exelon will update its 2004 earnings guidance when it announces its third quarter earnings.

This combined Form 8-K is being filed separately by Exelon and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2002 Annual Report on Form 10-K - ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2002 Annual Report on Form 10-K - ITEM 8. Financial Statements and Supplementary Data: Exelon - Note 19, ComEd - Note 16, PECO - Note 18 and Generation - Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION
                                            EXELON GENERATION COMPANY, LLC


                                            /s/ Robert S. Shapard
                                            ------------------------------------
                                            Robert S. Shapard
                                            Executive Vice President and
                                            Chief Financial Officer
                                            Exelon Corporation


October 3, 2003